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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2006

                                 S1 CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   000-24931               58-2395199
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

    3500 Lenox Road, NE, Suite 200, Atlanta, Georgia              30326
        (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (404) 923-3500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In connection with Johann Dreyer's appointment as President and Chief Executive Officer of S1 Corporation (the "Company"), the Company and Mr. Dreyer intend to amend Mr. Dreyer's existing employment agreement on terms consistent with those contained in the term sheet filed as Exhibit 10 to this report, which term sheet is hereby incorporated by reference herein. Mr. Dreyer will be paid an annual base salary of $375,000, with a target annual bonus of $225,000. Subject to approval by the Company's Board of Directors, Mr. Dreyer will be granted options to purchase 450,189 shares of S1 Corporation common stock under the S1 Corporation 2003 Stock Incentive Plan and 18,679 shares of restricted common stock.

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2006, the Company issued a press release announcing the results of operations for the third quarter ended September 30, 2006 (the "Press Release"). The Press Release is furnished as Exhibit 99 to this report.

Also on November 2, 2006 at 5:00 p.m. EST, S1 will hold a conference call to discuss its third quarter results. A webcast of the call will be available through S1's website, www.s1.com. A replay of the conference call will be available through November 9, 2006 on S1's website.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 2, 2006, the Company announced that Johann Dreyer had been elected as President and Chief Executive Officer of the Company. Mr. Dreyer was also elected as a director of the Company, to fill the vacancy created by the retirement of James S. Mahan, III, for an initial term to expire at the 2007 annual stockholders' meeting. Mr. Dreyer's appointment was effective October 30, 2006. A description of the arrangements between Mr. Dreyer and the Company is provided under Item 1.01 above. Other than as described above, there is no arrangement or understanding pursuant to which Mr. Dreyer was appointed as President, Chief Executive Officer or a Director of the Company, and there are no family relationships between any director or executive officer of the Company and Mr. Dreyer.

Mr. Dreyer previously served as President of Community Financial, International Retail Banking, and Global ATM/POS Markets since October 2005. Mr. Dreyer was appointed an executive officer of the Company in February 2006. From November 2004 until October 2005, Mr. Dreyer served as Chief Executive Officer of Mosaic Software, a wholly owned subsidiary of S1 Corporation since November 2004. Prior to the acquisition of Mosaic by S1, Mr. Dreyer served as Group CEO of Mosaic from February 2002 until November 2004. From May 1999 until January 2002, Mr. Dreyer served as General Manager of Mosaic's American operations. Mr. Dreyer has served in various management positions with Mosaic and its predecessor companies since 1992. Mr. Dreyer is one of the founders of Mosaic.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

EXHIBIT NO.     DESCRIPTION
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10              Term Sheet by and between the Company and Johann Dreyer, dated
                November 2, 2006

99              Press Release dated November 2, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         S1 CORPORATION
                                                         (Registrant)


                                                         /s/ Richard P. Dobb
                                                         -----------------------
                                                         Richard P. Dobb
                                                         Chief Legal Officer and
                                                         Corporate Secretary

Date: November 2, 2006

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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10              Term Sheet by and between the Company and Johann Dreyer, dated
                November 2, 2006

99              Press Release dated November 2, 2006